UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

FREEDOM PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-184061	45-5440446
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

650 Poydras Street, Office 15 Suite 1400, New Orleans LA		70130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 799-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about February 20, 2015, DKM Certified Public Accountants (“DKM”), Freedom Petroleum, Inc.'s (the “Company”) independent auditor, resigned as our independent registered public accounting firm and the Company accepted the resignation. On February 20, 2015, the Company engaged Green & Company CPA’s of Tampa, Florida (“Green”) to replace DKM as our new independent registered public accounting firm. The engagement of Green was approved by the Company's board of directors.

DKM's audit reports on the financial statements of the Company for the fiscal years ended July 31, 2014 and 2013contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended July 31, 2013 and July 31, 2014 contained a going concern qualification.

There were no disagreements between the Company and DKM, for the two most recent fiscal years and any subsequent interim period through February 20, 2015 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DKM, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, DKM has not advised the Company that:

1)	internal controls necessary to develop reliable financial statements did not exist; or

2)
information has come to the attention of DKM which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)
the scope of the audit should be expanded significantly, or information has come to the attention of DKM that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended July 31, 2015.

We provided DKM with a copy of this disclosure before filing it with the SEC. We requested that DKM provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from DKM is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 20, 2015, we engaged Green as our principal accountant to audit our financial statements as successor to DKM. During our two most recent fiscal years or subsequent interim periods, we have not consulted with Green regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Green provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted Green on any matter that was the subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from DKM Certified Public Accountants, dated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2015	Freedom Petroleum, Inc.

	By:	/s/ Anton Lin
Anton Lin, CEO